Exhibit 10.1
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                         [Holland & Hart LLP Letterhead]

                                  June 16, 2004

Clinical Intelligence, Inc.
1629 York Street, Suite 102
Denver, Colorado 80206

     Re: Issuance of Common Stock of Clinical Intelligence, Inc.

Ladies and Gentlemen:

     This firm represents Clinical Intelligence, Inc., a Delaware corporation (the "Company"). This opinion has been requested with respect to certain matters in connection with the issuance by the Company of up to 300,000 shares of Common Stock, $.001 par value per share and the sale by certain shareholders of 925,000 shares of Common Stock (collectively the "Securities") pursuant to the Company's amended registration statement on Form SB-1, File No. 333-110128 (the "Registration Statement"), filed with the Securities and Exchange Commission on June 16, 2004.

     In connection with this opinion, we have examined the Registration Statement, the Company's Certificate of Incorporation and Bylaws, records of corporate proceedings with respect to the Securities and such other documents, records, certificates, memoranda and other instruments as we deem necessary as a basis for this opinion. We have assumed the genuineness and authenticity of all documents submitted to us as originals, the conformity to originals of all documents submitted to us as copies thereof, and the due execution and delivery of all documents where due execution and delivery are a prerequisite to the effectiveness thereof.

     On the basis of the foregoing, and in reliance thereon, we are of the opinion that the Securities, when sold pursuant to the Registration Statement, will be validly issued, fully paid and nonassessable.

     We hereby consent to be named in the Registration Statement as counsel to the Company with respect to the proposed offering and to the filing of a copy of this opinion as Exhibit 10.1 to the Registration Statement.

                                           Sincerely,

                                           /s/ Holland & Hart LLP

                                           Holland & Hart LLP